Lightpath Technologies, Inc., 10-K

Exhibit 10.11

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of September 2, 2014 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and LIGHTPATH TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2013 and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                   Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.9(a) of the Agreement for the period ended June 30, 2014 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default. Bank does not waive Borrower’s obligations under such section after the date hereby, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.                   The following definition in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

“Revolving Maturity Date” means December 30, 2014.

3.                   The Schedules to the Agreement are hereby amended by deleting existing Schedules 1.1, 5.7, 5.14, 5.16 and 7.9 and replacing the same with the schedules attached hereto as Exhibit A (the “Updated Schedules”).

4.                   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.                   Borrower represents and warrants that the representations and warranties contained in the Agreement, as supplemented by the Updated Schedules, are true and correct as of the date of this Amendment, and that, other than the Covenant Default, no Event of Default has occurred and is continuing.

6.                   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

7.                   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                 this Amendment, duly executed by Borrower;

(b)                 payment of an amendment/extension fee of $625 plus a waiver fee of $1,500, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(c)                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LIGHTPATH TECHNOLOGIES, INC.
By:	/s/ J. James Gaynor

Title:	CEO

AVIDBANK CORPORATE FINANCE, a division of AVIDBANK
By:	/s/ Jon Krogstad

Title:	Senior Vice President